                                                                   Exhibit 99.12

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       IO MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance   $583,014,140.19
Total Number of Loans             2,453

                                  AVERAGE OR
                             WEIGHTED AVERAGE (1)     MINIMUM       MAXIMUM
                             --------------------   ----------   -------------
Current Balance                  $237,673.93        $25,000.00   $1,385,600.00
Original Balance                 $237,940.95        $25,000.00   $1,385,600.00

Loan Rate                              6.412%            3.875%          8.750%
Servicing Fee                          0.261%            0.250%          0.375%
Net Loan Rate                          6.082%            3.500%          8.500%

Gross Margin                           2.695%            1.625%          3.125%
Maximum Loan Rate                     12.276%           10.250%         14.750%

Original LTV                           78.17%            11.20%          95.00%

Credit Score                             713               620             821

Original Term (mos)                      359               300             360
Remaining Term (mos)                     356               297             358
Seasoning (mos)                            3                 2              16

Next Rate Reset (4)                       35                 1             118
Rate Adj Freq (4)                          6                 1               6
First Rate Adj Freq (2)(4)                38                 1             120

IO Original Term (3)(4)                  105                36             120
IO Remaining Term (3)(4)                 102                20             118

Top State Concentrations ($)   CA(29.40%), FL(8.88%), AZ(5.93%), NY(5.47%),
                               NJ(5.19%)

First Pay Date         07/01/2004   09/01/2005
Rate Change Date (4)   11/01/2005   08/01/2015
Maturity Date          07/01/2030   08/01/2035

(1)  Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

(3)  For Interest-Only loans.

(4)  Based on adjustable rate loans

INDEX

                                               % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
               NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
INDEX            LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----          ---------  -----------------  -----------------  --------  --------  -----------  --------  -------  ---------
6 Month LIBOR    2,205     $523,579,288.66         89.81%        6.435%      711      $237,451    78.23%    30.04%   100.00%
1 Month LIBOR      100       29,735,362.64          5.10         5.902       730       297,354    78.91     11.80    100.00
Fixed Rate         148       29,699,488.89          5.09         6.513       724       200,672    76.31     80.36    100.00
                 -----     ---------------        ------         -----       ---      --------    -----     -----    ------
TOTAL:           2,453     $583,014,140.19        100.00%        6.412%      713      $237,674    78.17%    31.68%   100.00%
                 =====     ===============        ======         =====       ===      ========    =====     =====    ======

PRODUCT TYPE

                                      AGGREGATE       % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF     PRINCIPAL     PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE      BALANCE      OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
PRODUCT TYPE              LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------            ---------  ---------------  -----------------  --------  --------  -----------  --------  -------  ---------
1 Month LIBOR IO Loans      100    $ 29,735,362.64         5.10%        5.902%      730      $297,354    78.91%    11.80%   100.00%
6 Month LIBOR IO Loans      124      33,961,011.95         5.83         5.661       729       273,879    75.83     42.45    100.00
2/28 LIBOR IO Loans         183      48,017,139.99         8.24         6.469       700       262,389    78.80     12.76    100.00
3/27 LIBOR IO Loans       1,284     306,642,000.03        52.60         6.495       708       238,818    78.70     27.51    100.00
5/25 LIBOR IO Loans         572     127,495,148.17        21.87         6.461       718       222,894    77.76     39.51    100.00
7/23 LIBOR IO Loans          31       5,349,008.15         0.92         6.749       727       172,549    76.54     30.26    100.00
10/20 LIBOR IO Loans         11       2,114,980.37         0.36         6.934       732       192,271    68.71     20.05    100.00
30 Year Fixed IO Loans      148      29,699,488.89         5.09         6.513       724       200,672    76.31     80.36    100.00
                          -----    ---------------       ------         -----       ---      --------    -----     -----    ------
TOTAL:                    2,453    $583,014,140.19       100.00%        6.412%      713      $237,674    78.17%    31.68%   100.00%
                          =====    ===============       ======         =====       ===      ========    =====     =====    ======

AMORTIZATION TYPE

                                                     % OF AGGREGATE
                                                        PRINCIPAL
                                       AGGREGATE         BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF     PRINCIPAL       OUTSTANDING   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                          MORTGAGE      BALANCE         AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
AMORTIZATION TYPE          LOANS      OUTSTANDING     CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----------------        ---------  ---------------  --------------  --------  --------  -----------  --------  -------  ---------
36 Month Interest-Only         2    $    543,232.61        0.09%      6.305%      675      $271,616    73.84%     0.00%   100.00%
60 Month Interest-Only       654     147,641,715.60       25.32       6.222       720       225,752    79.39     74.08    100.00
120 Month Interest-Only    1,797     434,829,191.98       74.58       6.476       710       241,975    77.76     17.32    100.00
                           -----    ---------------      ------       -----       ---      --------    -----     -----    ------
TOTAL:                     2,453    $583,014,140.19      100.00%      6.412%      713      $237,674    78.17%    31.68%   100.00%
                           =====    ===============      ======       =====       ===      ========    =====     =====    ======

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                               NUMBER      AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
RANGE OF CUT-OFF                 OF        PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
DATE STATED                   MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST
PRINCIPAL BALANCES ($)         LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC     -ONLY
----------------------        --------  ---------------  ------------  --------  --------  -----------  --------  -------  --------
0.01 to 100,000.00                256   $ 19,476,187.46       3.34%     6.569%      723     $   76,079   75.71%    44.83%   100.00%
100,000.01 to 200,000.00          942    140,465,156.60      24.09      6.454       719        149,114   77.80     39.20    100.00
200,000.01 to 300,000.00          633    153,794,826.64      26.38      6.334       715        242,962   78.27     36.39    100.00
300,000.01 to 400,000.00          327    113,100,881.86      19.40      6.351       707        345,874   79.19     32.32    100.00
400,000.01 to 500,000.00          176     79,478,621.06      13.63      6.461       705        451,583   78.03     20.83    100.00
500,000.01 to 600,000.00           62     34,082,402.16       5.85      6.431       700        549,716   79.27     17.59    100.00
600,000.01 to 700,000.00           32     20,556,636.67       3.53      6.621       713        642,395   75.04     15.27    100.00
700,000.01 to 800,000.00           12      8,813,886.46       1.51      6.396       726        734,491   77.27     16.18    100.00
800,000.01 to 900,000.00            6      5,126,000.00       0.88      6.661       710        854,333   78.39      0.00    100.00
900,000.01 to 1,000,000.00          2      1,923,541.28       0.33      6.938       667        961,771   79.99      0.00    100.00
1,000,000.01 to 1,100,000.00        1      1,080,000.00       0.19      6.000       756      1,080,000   80.00      0.00    100.00
1,100,000.01 to 1,200,000.00        1      1,200,000.00       0.21      5.625       806      1,200,000   78.95      0.00    100.00
1,200,000.01 to 1,300,000.00        2      2,530,400.00       0.43      6.501       731      1,265,200   80.00     49.79    100.00
1,300,000.01 to 1,400,000.00        1      1,385,600.00       0.24      6.250       769      1,385,600   80.00      0.00    100.00
                                -----   ---------------     ------      -----       ---     ----------   -----     -----    ------
TOTAL:                          2,453   $583,014,140.19     100.00%     6.412%      713     $  237,674   78.17%    31.68%   100.00%
                                =====   ===============     ======      =====       ===     ==========   =====     =====    ======

CURRENT MORTGAGE RATES

                                                   % OF
                                                 AGGREGATE
                                                 PRINCIPAL
                     NUMBER      AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                       OF        PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF CURRENT    MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST
MORTGAGE RATES (%)    LOANS     OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC     -ONLY
------------------  --------  ---------------  ------------  --------  --------  -----------  --------  -------  --------
3.751 to 4.000            2   $    466,402.09       0.08%     3.875%      733      $233,201    79.99%    45.55%   100.00%
4.751 to 5.000            2        415,000.00       0.07      4.990       733       207,500    63.07    100.00    100.00
5.001 to 5.250           50     13,642,653.49       2.34      5.194       730       272,853    70.60     56.63    100.00
5.251 to 5.500           88     20,873,677.87       3.58      5.445       736       237,201    75.56     56.10    100.00
5.501 to 5.750          189     49,198,248.27       8.44      5.702       723       260,308    76.21     46.95    100.00
5.751 to 6.000          338     82,454,284.12      14.14      5.938       720       243,948    77.93     45.18    100.00
6.001 to 6.250          358     85,384,095.77      14.65      6.201       715       238,503    77.74     38.50    100.00
6.251 to 6.500          449    106,554,405.62      18.28      6.446       711       237,315    78.75     28.04    100.00
6.501 to 6.750          348     81,729,993.86      14.02      6.697       705       234,856    79.37     23.62    100.00
6.751 to 7.000          343     79,747,450.24      13.68      6.922       705       232,500    79.29     17.08    100.00
7.001 to 7.250          139     29,600,408.74       5.08      7.192       702       212,953    79.30     13.60    100.00
7.251 to 7.500           94     17,940,822.32       3.08      7.435       697       190,860    79.35     19.14    100.00
7.501 to 7.750           33      9,879,864.91       1.69      7.657       708       299,390    79.32      7.52    100.00
7.751 to 8.000           12      2,956,690.40       0.51      7.922       703       246,391    83.87     10.65    100.00
8.001 to 8.250            1        162,199.99       0.03      8.250       718       162,200    95.00      0.00    100.00
8.251 to 8.500            4      1,306,100.00       0.22      8.391       700       326,525    63.18      5.37    100.00
8.501 to 8.750            3        701,842.50       0.12      8.714       675       233,948    79.10      0.00    100.00
                      -----   ---------------     ------      -----       ---      --------    -----    ------    ------
TOTAL:                2,453   $583,014,140.19     100.00%     6.412%      713      $237,674    78.17%    31.68%   100.00%
                      =====   ===============     ======      =====       ===      ========    =====    ======    ======

REMAINING TERM

                                                        % OF
                                                      AGGREGATE
                                                      PRINCIPAL
                          NUMBER      AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                            OF        PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST
REMAINING TERM (MONTHS)    LOANS     OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC     -ONLY
-----------------------  --------  ---------------  ------------  --------  --------  -----------  --------  -------  --------
289 to 300                    44   $ 11,149,073.06       1.91%     5.387%      724      $253,388    70.20%    87.06%   100.00%
337 to 348                     3        703,232.61       0.12      6.520       672       234,411    75.24     22.75    100.00
349 to 360                 2,406    571,161,834.52      97.97      6.431       713       237,391    78.33     30.61    100.00
                           -----   ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:                     2,453   $583,014,140.19     100.00%     6.412%      713      $237,674    78.17%    31.68%   100.00%
                           =====   ===============     ======      =====       ===      ========    =====     =====    ======

ORIGINAL LOAN-TO-VALUE RATIOS

                                                         % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                           NUMBER      AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             OF        PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF ORIGINAL         MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST
LOAN-TO-VALUE RATIOS (%)    LOANS     OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC     -ONLY
------------------------  --------  ---------------  ------------  --------  --------  -----------  --------  -------  --------
10.01 to 20.00                 4    $    489,493.12       0.08%     5.877%      726      $122,373    13.84%    94.89%   100.00%
20.01 to 30.00                 9       1,447,610.35       0.25      5.660       711       160,846    26.59     61.01    100.00
30.01 to 40.00                20       2,915,420.44       0.50      6.515       731       145,771    36.79     52.67    100.00
40.01 to 50.00                40       6,881,626.74       1.18      6.028       723       172,041    45.94     37.30    100.00
50.01 to 60.00                69      15,757,263.34       2.70      6.215       716       228,366    55.95     43.33    100.00
60.01 to 70.00               175      45,704,838.66       7.84      6.262       713       261,171    66.56     28.19    100.00
70.01 to 75.00               164      41,181,925.94       7.06      6.367       705       251,109    73.41     30.49    100.00
75.01 to 80.00             1,552     373,006,620.05      63.98      6.452       712       240,339    79.63     22.23    100.00
80.01 to 85.00                79      17,891,716.12       3.07      6.208       720       226,477    83.44     71.56    100.00
85.01 to 90.00               322      73,232,936.86      12.56      6.450       714       227,431    89.23     69.96    100.00
90.01 to 95.00                19       4,504,688.57       0.77      6.711       715       237,089    95.00      0.00    100.00
                           -----    ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:                     2,453    $583,014,140.19     100.00%     6.412%      713      $237,674    78.17%    31.68%   100.00%
                           =====    ===============     ======      =====       ===      ========    =====     =====    ======

CREDIT SCORES

                                                       % OF
                                                     AGGREGATE
                                                     PRINCIPAL
                         NUMBER      AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                           OF        PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                        MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC     -ONLY
----------------------  --------  ---------------  ------------  --------  --------  -----------  --------  -------  --------
601 to 625                    9   $  1,682,362.95       0.29%     6.329%      623      $186,929    79.19%   100.00%   100.00%
626 to 650                  107     32,192,473.38       5.52      6.496       642       300,864    76.81     16.14    100.00
651 to 675                  300     79,149,623.58      13.58      6.687       663       263,832    76.73     11.34    100.00
676 to 700                  587    136,593,865.54      23.43      6.440       689       232,698    79.18     39.26    100.00
701 to 725                  501    121,646,173.21      20.87      6.411       713       242,807    78.87     32.67    100.00
726 to 750                  409     92,048,413.64      15.79      6.335       738       225,057    78.48     35.36    100.00
751 to 775                  319     70,412,855.02      12.08      6.242       763       220,730    78.10     34.21    100.00
776 to 800                  180     39,237,531.68       6.73      6.245       786       217,986    76.90     39.26    100.00
801 to 825                   41     10,050,841.19       1.72      6.146       808       245,142    74.04     34.01    100.00
                          -----   ---------------     ------      -----       ---      --------    -----    ------    ------
TOTAL:                    2,453   $583,014,140.19     100.00%     6.412%      713      $237,674    78.17%    31.68%   100.00%
                          =====   ===============     ======      =====       ===      ========    =====    ======    ======

GEOGRAPHIC AREA

                                    AGGREGATE       % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                      NUMBER OF     PRINCIPAL     PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                       MORTGAGE      BALANCE      OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST
GEOGRAPHIC AREA         LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC      -ONLY
---------------       ---------  ---------------  -----------------  --------  --------  -----------  --------  -------  --------
Alabama                     9    $  1,308,364.60         0.22%        6.779%      701      $145,374    79.61%    69.62%   100.00%
Alaska                      1         302,392.00         0.05         5.990       730       302,392    90.00    100.00    100.00
Arizona                   166      34,581,317.19         5.93         6.403       717       208,321    79.56     34.12    100.00
Arkansas                    2         266,400.00         0.05         7.128       719       133,200    90.00      0.00    100.00
California                488     171,403,333.20        29.40         6.288       710       351,236    76.55     26.89    100.00
Colorado                   87      15,770,817.55         2.71         6.437       723       181,274    78.68     30.52    100.00
Connecticut                16       3,985,372.44         0.68         6.383       706       249,086    85.52     72.93    100.00
Delaware                    4         717,338.70         0.12         6.239       735       179,335    74.54     68.27    100.00
District of Columbia       10       2,522,887.02         0.43         6.727       692       252,289    75.90     20.73    100.00
Florida                   266      51,786,718.51         8.88         6.418       722       194,687    79.39     30.48    100.00
Georgia                    76      11,069,586.60         1.90         6.613       722       145,652    82.24     54.02    100.00
Hawaii                      4       1,065,978.00         0.18         6.521       726       266,495    78.46     39.08    100.00
Idaho                      17       2,348,378.32         0.40         6.739       728       138,140    78.28     36.98    100.00
Illinois                   83      17,731,898.99         3.04         6.541       713       213,637    79.46     33.00    100.00
Indiana                    14       1,965,108.00         0.34         6.451       698       140,365    83.15     73.92    100.00
Iowa                        2         111,500.00         0.02         6.875       717        55,750    78.20      0.00    100.00
Kansas                      8       1,088,863.48         0.19         6.558       723       136,108    83.32     49.68    100.00
Kentucky                    3         486,802.98         0.08         6.307       713       162,268    86.67     71.47    100.00
Louisiana                   2         181,290.00         0.03         6.168       734        90,645    62.30    100.00    100.00
Maine                       7       1,569,699.99         0.27         6.491       726       224,243    76.92     12.20    100.00
Maryland                   82      21,746,671.65         3.73         6.462       693       265,203    77.32     38.22    100.00
Massachusetts              62      18,766,751.77         3.22         6.566       706       302,690    76.76     22.62    100.00
Michigan                   49       8,628,917.12         1.48         6.496       713       176,100    80.60     38.38    100.00
Minnesota                  69      13,529,497.52         2.32         6.522       710       196,080    79.80     35.55    100.00
Mississippi                 1         241,443.75         0.04         6.250       788       241,444    88.45    100.00    100.00
Missouri                   24       4,481,827.39         0.77         6.581       739       186,743    75.97     39.92    100.00
Montana                     1         163,600.00         0.03         7.875       683       163,600    80.00      0.00    100.00
Nevada                    129      29,923,394.14         5.13         6.353       712       231,964    78.38     17.39    100.00
New Hampshire              15       3,133,220.73         0.54         6.640       720       208,881    78.46     61.08    100.00
New Jersey                109      30,263,305.63         5.19         6.384       712       277,645    76.82     41.30    100.00
New Mexico                  6         796,200.17         0.14         6.206       694       132,700    77.04     12.56    100.00
New York                  100      31,879,456.04         5.47         6.429       717       318,795    77.81     32.21    100.00
North Carolina             30       5,177,573.89         0.89         6.600       714       172,586    77.08     28.87    100.00
North Dakota                1         179,842.50         0.03         8.750       671       179,843    88.89      0.00    100.00
Ohio                       81       9,782,588.30         1.68         6.447       708       120,773    81.22     49.32    100.00
Oklahoma                    2         189,949.98         0.03         6.270       712        94,975    68.45      0.00    100.00
Oregon                     53      10,566,379.33         1.81         6.518       724       199,366    78.84     20.91    100.00
Pennsylvania               32       5,676,685.78         0.97         6.359       706       177,396    80.80     60.68    100.00
Rhode Island               13       2,935,373.56         0.50         6.381       716       225,798    77.83     46.32    100.00
South Carolina             18       3,583,235.91         0.61         6.641       715       199,069    79.27     50.10    100.00
South Dakota                1         247,130.47         0.04         6.750       765       247,130    79.77    100.00    100.00
Tennessee                  17       1,834,502.56         0.31         6.368       727       107,912    81.31     22.25    100.00
Texas                      57       7,305,266.26         1.25         6.698       719       128,163    78.96     33.65    100.00
Utah                       34       4,371,943.46         0.75         6.346       723       128,587    81.57     44.13    100.00
Vermont                     1         114,952.09         0.02         6.250       738       114,952    58.86    100.00    100.00
Virginia                   88      24,182,002.61         4.15         6.515       696       274,795    78.15     13.44    100.00
Washington                105      21,819,096.59         3.74         6.463       718       207,801    79.44     37.70    100.00
Wisconsin                   5         748,994.48         0.13         6.216       741       149,799    77.47     67.97    100.00
Wyoming                     3         480,288.94         0.08         5.733       736       160,096    79.14     58.28    100.00
                        -----    ---------------       ------         -----       ---      --------    -----    ------    ------
TOTAL:                  2,453    $583,014,140.19       100.00%        6.412%      713      $237,674    78.17%    31.68%   100.00%
                        =====    ===============       ======         =====       ===      ========    =====    ======    ======

OCCUPANCY TYPE

                              AGGREGATE       % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                NUMBER OF     PRINCIPAL     PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                 MORTGAGE      BALANCE      OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST
OCCUPANCY TYPE    LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC      -ONLY
--------------  ---------  ---------------  -----------------  --------  --------  -----------  --------  -------  --------
Primary           1,398    $379,978,676.19        65.17%        6.302%      708      $271,802    78.11%    36.45%   100.00%
Investment          994     191,142,063.93        32.79         6.632       721       192,296    78.29     22.45    100.00
Second Home          61      11,893,400.07         2.04         6.387       730       194,974    78.09     27.42    100.00
                  -----    ---------------       ------         -----       ---      --------    -----     -----    ------
TOTAL:            2,453    $583,014,140.19       100.00%        6.412%      713      $237,674    78.17%    31.68%   100.00%
                  =====    ===============       ======         =====       ===      ========    =====     =====    ======

PROPERTY TYPE

                                  AGGREGATE       % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF     PRINCIPAL     PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                     MORTGAGE      BALANCE      OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST
PROPERTY TYPE         LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC      -ONLY
-------------       ---------  ---------------  -----------------  --------  --------  -----------  --------  -------  --------
Single Family         1,460    $348,192,625.97        59.72%        6.343%      712      $238,488    78.27%    38.19%   100.00%
PUD                     415     104,197,595.63        17.87         6.405       713       251,079    78.48     21.05    100.00
Condominium             253      71,035,646.85        12.18         6.661       712       280,773    77.14     20.16    100.00
Two-to-Four Family      321      58,984,271.76        10.12         6.527       717       183,752    78.25     25.53    100.00
Cooperative               4         603,999.98         0.10         6.420       660       151,000    79.21     64.90    100.00
                      -----    ---------------       ------         -----       ---      --------    -----     -----    ------
TOTAL:                2,453    $583,014,140.19       100.00%        6.412%      713      $237,674    78.17%    31.68%   100.00%
                      =====    ===============       ======         =====       ===      ========    =====     =====    ======

LOAN PURPOSE

                                     AGGREGATE       % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                       NUMBER OF     PRINCIPAL     PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                        MORTGAGE      BALANCE      OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST
LOAN PURPOSE             LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC      -ONLY
------------           ---------  ---------------  -----------------  --------  --------  -----------  --------  -------  --------
Purchase                 1,268    $295,878,174.60        50.75%        6.501%      721      $233,342    79.60%    17.27%   100.00%
Refinance - Rate Term      335      75,813,221.43        13.00         6.302       702       226,308    76.31     36.10    100.00
Refinance - Cashout        850     211,322,744.16        36.25         6.326       705       248,615    76.83     50.26    100.00
                         -----    ---------------       ------         -----       ---      --------    -----     -----    ------
TOTAL:                   2,453    $583,014,140.19       100.00%        6.412%      713      $237,674    78.17%    31.68%   100.00%
                         =====    ===============       ======         =====       ===      ========    =====     =====    ======

LOAN DOCUMENTATION

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                          AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                             MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
AMERIQUEST UNDERWRITING       LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
--------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Full Documentation              529    $118,923,183.40      20.40%     6.085%      721      $224,808    78.85%   100.00%   100.00%
Stated Income                   115      27,830,490.06       4.77%     6.393       718       242,004    77.92      0.00    100.00
Limited Documentation            53      11,877,115.20       2.04%     6.403       720       224,097    79.58      0.00    100.00
                              -----    ---------------      -----      -----       ---      --------    -----    ------    ------
SUB-TOTAL:                      697    $158,630,788.66      27.21%     6.163%      720      $227,591    78.74%    74.97%   100.00%
                              =====    ===============      =====      =====       ===      ========    =====    ======    ======

GREENPOINT UNDERWRITING
Stated Income                 1,230    $306,311,851.59      52.54%     6.553%      705      $249,034    77.91%     0.00%   100.00%
Full Documentation              353      65,759,710.48      11.28%     6.376       718       186,288    78.79    100.00    100.00
Stated Income/Stated Asset       79      27,066,691.98       4.64%     6.080       730       342,616    78.99      0.00    100.00
No income, asset or
   employment disclosure         46      11,151,165.18       1.91%     7.061       732       242,417    80.57      0.00    100.00
No Income Disclosure             25       8,762,303.98       1.50%     6.471       720       350,492    71.86      0.00    100.00
No income or employment
   disclosure                    14       3,226,499.95       0.55%     6.356       745       230,464    64.96      0.00    100.00
No income or asset
   disclosure                     9       2,105,128.37       0.36%     6.379       707       233,903    75.92      0.00    100.00
SUB-TOTAL:                    1,756    $424,383,351.53      72.79%     6.505%      710      $241,676    77.96%    15.50%   100.00%
                              -----    ---------------     ------      -----       ---      --------    -----    ------    ------
TOTAL:                        2,453    $583,014,140.19     100.00%     6.412%      713      $237,674    78.17%    31.68%   100.00%
                              =====    ===============     ======      =====       ===      ========    =====    ======    ======

MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                % OF
                                              AGGREGATE
                                              PRINCIPAL
                              AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                 MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MARGINS (%)       LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
--------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
1.501 to 1.750       42    $ 12,171,591.09       2.20%     5.204%      728      $289,800    72.48%    53.66%   100.00%
1.751 to 2.000       24       6,580,296.07       1.19      5.387       730       274,179    78.51     30.38    100.00
2.001 to 2.250       61      17,494,622.52       3.16      5.706       725       286,797    78.24     29.15    100.00
2.251 to 2.500       40      12,980,362.04       2.35      5.914       745       324,509    78.18      9.16    100.00
2.501 to 2.750    2,109     495,201,883.28      89.50      6.484       710       234,804    78.40     29.35    100.00
2.751 to 3.000       27       7,839,496.30       1.42      6.521       712       290,352    79.08      8.52    100.00
3.001 to 3.250        2       1,046,400.00       0.19      6.685       679       523,200    80.00      0.00    100.00
                  -----    ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:            2,305    $553,314,651.30     100.00%     6.406%      712      $240,050    78.27%    29.06%   100.00%
                  =====    ===============     ======      =====       ===      ========    =====     =====    ======

MAXIMUM MORTGAGE RATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                  % OF
                                                AGGREGATE
                                                PRINCIPAL
                                AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                  NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
MAXIMUM MORTGAGE   MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
RATE (%)            LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
----------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
10.001 to 10.250        1    $    284,000.00       0.05%     5.250%      771      $284,000    66.82%   100.00%   100.00%
10.251 to 10.500        3       1,028,007.62       0.19      5.500       719       342,669    76.85     12.84    100.00
10.501 to 10.750       11       3,203,966.50       0.58      5.704       743       291,270    69.12      6.46    100.00
10.751 to 11.000       30       7,080,154.09       1.28      5.878       729       236,005    73.85     28.13    100.00
11.001 to 11.250       51      12,546,886.66       2.27      6.029       721       246,017    72.64     34.78    100.00
11.251 to 11.500      126      27,160,429.11       4.91      6.039       728       215,559    74.77     46.24    100.00
11.501 to 11.750      213      49,952,054.24       9.03      6.044       718       234,517    76.55     41.73    100.00
11.751 to 12.000      563     141,041,914.57      25.49      5.979       721       250,518    77.84     38.41    100.00
12.001 to 12.250      281      67,415,879.80      12.18      6.324       709       239,914    79.23     33.28    100.00
12.251 to 12.500      328      77,535,429.65      14.01      6.500       708       236,389    79.48     22.75    100.00
12.501 to 12.750      244      58,614,075.65      10.59      6.728       704       240,222    79.11     20.30    100.00
12.751 to 13.000      258      61,740,503.94      11.16      6.929       701       239,304    79.92     14.46    100.00
13.001 to 13.250       95      20,628,742.95       3.73      7.200       699       217,145    79.59     12.72    100.00
13.251 to 13.500       64      12,873,066.73       2.33      7.437       696       201,142    80.35     15.10    100.00
13.501 to 13.750       23       7,777,697.30       1.41      7.663       703       338,161    80.51      6.04    100.00
13.751 to 14.000        8       2,494,099.99       0.45      7.923       708       311,762    84.58     12.63    100.00
14.251 to 14.500        3       1,235,900.00       0.22      8.392       700       411,967    61.66      0.00    100.00
14.501 to 14.750        3         701,842.50       0.13      8.714       675       233,948    79.10      0.00    100.00
                    -----    ---------------     ------      -----       ---      --------    -----    ------    ------
TOTAL:              2,305    $553,314,651.30     100.00%     6.406%      712      $240,050    78.27%    29.06%   100.00%
                    =====    ===============     ======      =====       ===      ========    =====    ======    ======

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                         % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                       AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
NEXT RATE                 MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
ADJUSTMENT DATE            LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
November 2005                110    $ 32,433,604.74       5.86%     5.877%      730      $294,851    78.85%    12.09%   100.00%
December 2005                 38       9,432,118.21       1.70      5.729       739       248,214    78.38     18.87    100.00
January 2006                  71      20,151,777.89       3.64      5.642       725       283,828    73.97     56.33    100.00
February 2006                  1         215,900.00       0.04      6.000       671       215,900    79.99      0.00    100.00
April 2006                     4       1,462,973.75       0.26      5.541       718       365,743    80.00     59.47    100.00
May 2007                       1         270,000.00       0.05      6.750       676       270,000    88.82      0.00    100.00
June 2007                      4         800,650.71       0.14      6.250       694       200,163    72.34      0.00    100.00
July 2007                     86      22,652,650.84       4.09      6.386       702       263,403    79.48      9.73    100.00
August 2007                   94      24,837,071.05       4.49      6.545       699       264,224    78.17     15.79    100.00
November 2007                  1         176,000.00       0.03      5.625       684       176,000    80.00    100.00    100.00
January 2008                   1         304,000.00       0.05      5.625       626       304,000    80.00    100.00    100.00
February 2008                  4       1,063,499.95       0.19      6.417       692       265,875    72.75     11.35    100.00
March 2008                     1         276,500.00       0.05      5.250       657       276,500    29.11      0.00    100.00
April 2008                     1         279,399.99       0.05      7.625       786       279,400    89.99      0.00    100.00
May 2008                       9       1,774,225.50       0.32      6.649       709       197,136    81.74     35.33    100.00
June 2008                     43       9,763,855.92       1.76      6.310       717       227,066    80.29     30.30    100.00
July 2008                    751     179,465,605.85      32.43      6.383       710       238,969    78.94     36.20    100.00
August 2008                  471     112,995,680.21      20.42      6.692       704       239,906    78.32     13.45    100.00
September 2009                 1         160,000.00       0.03      7.250       660       160,000    80.00    100.00    100.00
January 2010                   4         882,578.98       0.16      6.150       664       220,645    64.98     14.96    100.00
March 2010                     1         192,291.95       0.03      6.375       760       192,292    80.00    100.00    100.00
May 2010                       4         530,799.96       0.10      6.786       721       132,700    79.96     42.93    100.00
June 2010                     26       6,215,760.64       1.12      6.699       712       239,068    80.10     32.05    100.00
July 2010                    378      84,838,212.58      15.33      6.368       722       224,440    78.36     49.52    100.00
August 2010                  158      34,675,504.06       6.27      6.645       709       219,465    76.12     16.31    100.00
July 2012                     13       2,877,711.48       0.52      6.654       727       221,362    75.94     12.06    100.00
August 2012                   18       2,471,296.67       0.45      6.859       727       137,294    77.23     51.45    100.00
July 2015                      5       1,195,781.25       0.22      7.044       720       239,156    78.29     15.39    100.00
August 2015                    6         919,199.12       0.17      6.790       748       153,200    56.24     26.11    100.00
                           -----    ---------------     ------      -----       ---      --------    -----    ------    ------
TOTAL:                     2,305    $553,314,651.30     100.00%     6.406%      712      $240,050    78.27%    29.06%   100.00%
                           =====    ===============     ======      =====       ===      ========    =====    ======    ======

MORTGAGE INSURANCE

                                                         % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                       AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                          MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MORTGAGE INSURANCE         LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
No Mortgage Insurance      2,057    $494,179,034.88      84.76%     6.411%      712      $240,243    76.32%    25.19%   100.00%
Lender Paid Mortgage
   Insurance                 329      73,678,638.43      12.64      6.351       716       223,947    87.96     80.05    100.00
Borrower Paid Mortgage
   Insurance                  67      15,156,466.88       2.60      6.722       713       226,216    90.85      8.04    100.00
                           -----    ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:                     2,453    $583,014,140.19     100.00%     6.412%      713      $237,674    78.17%    31.68%   100.00%
                           =====    ===============     ======      =====       ===      ========    =====     =====    ======